Exhibit 10.3(b)

EXECUTION COPY

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT ("Amendment") is made by and between WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Williams Communications"), METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation ("Lessee") and METROMEDIA FIBER NETWORK SERVICES, INC. ("MFNS") a Delaware corporation.

                                   Background

Lessee and Williams Communications are parties to the Lease Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, Lessee and most of its direct and indirect domestic subsidiaries, including MFNS, each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code. (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and Lessee is currently operating its business and managing its property as a debtor-in-possession.

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. On the Effective Date, pursuant to Section 20.1, the Agreement as amended is wholly assigned from Lessee to MFNS, and thereafter all references to "Lessee" refer to MFNS and MFNN is discharged from further obligation.

3. The definition of "Term" is deleted and replaced with the following:

"'TERM' begins on the date of full execution of the First Amendment to this Agreement and includes the initial term and any subsequent renewal terms."

4. Section 3.1 is deleted and replaced with the following:

"During the Term, unless otherwise converted to an IRU pursuant to Section 3.6, Williams Communications grants to Lessee a Lease in 14,770 fiber miles in the Williams Communications System (the 'Lessee Fiber').
[****************************************************
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5. The following Section 3.6 is added to the Agreement:

"TERM. The initial term of the agreement expires three (3) years after the Effective Date of the First Amendment to this Agreement, with five (5) 3-year renewal periods. Unless Lessee provides a minimum of 60 days notice of termination prior to the expiration of the then-current term, the Agreement automatically renews under the same terms and conditions."

6. EXHIBITS B AND C are wholly replaced with EXHIBIT B-1 AND C-1, attached to this Amendment.

7. Section 4.1(a) is modified as follows: "27,000" is replaced with "14,770"; "[********]" is replaced with "[********]".

8. Section 17.7 is added to the Agreement:

"CROSS DEFAULT. Williams Communications and Lessee are parties to a second Lease Agreement dated April 26, 2002 pursuant to which Williams Communications is the lessee (the "Metro Agreement"). The parties agree that a default under the Metro Agreement is deemed a default under this Agreement, giving the non-defaulting party the right to terminate if the Metro Agreement is likewise terminated. The right to terminate under this Section 17.7 automatically expires if the non-defaulting party does not provide notice, within 60 days after termination of the Metro Agreement, of its intent to exercise its right to terminate this Agreement. Such termination shall be effective 120 days after such notice, if given.

9. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new billing rate as specified in paragraph 7 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September 2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Williams Communications and Lessee, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Lessee agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement.

10. ASSUMPTION AND WAIVER OF SPECIFIC CLAIMS. Following the assumption of the Agreement, if the Agreement is terminated due to Lessee's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Williams Communications' right to a general unsecured claim for all outstanding pre-petition amounts owed under the Agreement and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative


CONFIDENTIAL
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expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.

11. As additional consideration, Lessee agrees to provide Williams Communications with the opportunity to view all future local and long-haul capacity requirements of Lessee and will have the opportunity to displace any other capacity provider currently used by Lessee as such service contracts expire. Notwithstanding anything in this paragraph, Lessee is not obligated to purchase any services from Williams Communications that do not strictly meet Lessee's requirements, or to execute orders if the terms of service are not competitive with other third-party providers of the same or similar service.


12. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

13. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          --------------------------------------

(Print) Name:      William G. La Perch
              ----------------------------------

(Print) Title:     Sr. Vice President
              ----------------------------------

Date:             10/10/02
    --------------------------------------------

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          --------------------------------------

(Print) Name:      William G. La Perch
              ----------------------------------

(Print) Title:     Sr. Vice President
              ----------------------------------

Date:             10/10/02
    --------------------------------------------


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WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Frank M. Semple
          --------------------------------------

(Print) Name:      Frank M. Semple
              ----------------------------------

(Print) Title:    Chief Operating Officer
              ----------------------------------

Date:             10/2/02
    --------------------------------------------


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                                   EXHIBIT B-1

                                SELECTED SEGMENTS

                                    MFN ACCEPTANCE       ROUTE       NO. OF FIBERS    FIBER ROUTE MILES
        ROUTE SEGMENTS                  DATE             MILES         PER ROUTE           ACCEPTED
-------------------------------------------------------------------------------------------------------

Atlanta to Washington, DC              05/24/00             820             2                1640

Dallas to Kansas City                  11/27/00             690             2                1380

Denver to Salt Lake City               03/28/00             400             2                 800

Houston to Dallas(1)                   05/26/00             250             2                 500

Houston to Atlanta(1)                  05/26/00            1000             2                2000

Kansas City to Denver                  12/13/99             610             2                1220

Boston to Albany                        9/27/00             180             2                 360


Los Angeles to San Diego               05/23/01             200             2                 400

Minneapolis to Kansas City             12/13/99             500             2                1000

Phoenix to Houston                     11/11/00            1200             2                2400

Sacramento to Salt Lake City           12/18/00             630             2                1260

Sacramento To San Francisco            03/23/01             100             2                 200

San Diego to Phoenix                   02/26/01             350             2                 700

Minneapolis to Chicago                                      455             2                 910
                                                                                          -------
                          TOTALS                                                           14,770
                                                                                          =======


CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT B-1

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                                   EXHIBIT C-1

                                COLLOCATION SITES

        SELECTED SEGMENT                    POP LOCATIONS            TRANSMISSION SITE LOCATIONS
        ----------------                    -------------            ---------------------------

ATLN - WASH

Lawrenceville                                                        790 Mcart Rd., Lawrenceville, GA 30245

Athens (a\k\a Hull)                                                  920 Smith Road, Hull, GA 30646

Hartwell                                                             4260 Liberty Mill Rd., Hartwell, GA
                                                                     30643

Greenville                                                           9744 Augusta Rd., Greenville, SC 29669

SPARTANBURG, SC                             SPARTANBURG POP - BTC BUILDING, 145 N. CHURCH ST., SUITE 3,
                                            SPARTANBURG, SC 29306

York                                                                 2154 Templeton Rd., Clover, SC 29710

CHARLOTTE, NC                               CHARLOTTE POP - 112 N. MEYERS ST., CHARLOTTE, NC 28202

Salisbury (a\k\a Mt. Ulla)                                           295 Upright Rd., Mt. Ulla, NC 28125

Kernersville Jct.                                                    LOT #51M, 1334 Old Salem Road,
                                                                     Kernersville, NC 27284

SPUR TO GREENSBORO & RALEIGH, NC

Reidsville                                                           1301 Ashley Loop, Reidsville, NC 27320

Chatham                                                              945 Transco Rd., Chatham, VA 24531

Appomattox                                                           Hwy. 691 SW, Appomattox, VA 24522

Scottsville Jct.                                                     Highway 643, Scottsville, VA 24590

SPUR TO RICHMOND, VA

Unionville                                                           74444 Everona Rd., Unionville, VA
                                                                     22587

Manassas                                                             10699 Piperlane, Manassas, VA 20110

HSTN - DLLS (IXC)

HOUSTON, TX                                 HOUSTON POP - 1124 HARDY STREET, HOUSTON, TX 77020

Willis (a\k\a Montgomery Co.)                                        16533 IH 45 NORTH, Willis, TX 77378

Madison                                                              Route 2, Box 213, Madisonville, TX
                                                                     77864

Buffalo                                                              23433 IH 45 North, Buffalo, TX 75831

Streetman                                                            16108 IH 45 North, Streetman, TX 75859


CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1

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
Ennis                                                                3910 IH 45 North, Ennis, TX 75120

KSCY - DNVR

KANSAS CITY, MO                             KANSAS CITY POP - THE BRYANT BLDG., 1102 GRAND AVE. #300,
                                            KANSAS CITY, MO 64106

Lawrence                                                             13804 246th St., Lawrence, KS 66044

TOPEKA, KS                                  TOPEKA POP - 101 SE MONROE, TOPEKA, KS 66603

Allen (a\k\a Miller)                                                 1836 County Rd. 330, Osage City, KS
                                                                     66868

Elmdale                                                              RR 1, Elmdale, Cottonwood Falls, KS
                                                                     66850

Newton                                                               937 Falcon Road, Newton, KS 67114

Inman                                                                380 Plum Ave., Inman, KS 67546

Ellinwood                                                            1150 E BARTON CO. ROAD, Ellinwood, KS
                                                                     67526

Bison                                                                Rural Rt. 1, Bison, KS 67520

Ellis                                                                Rural Rt. 1, Ellis, KS 67637

Grainfield                                                           1102 COUNTY ROAD 50, Grainfield, KS
                                                                     67737

Oakley (a\k\a Monument)                                              2317 Daydream Road, Monument, KS 67747

Goodland                                                             5655 County Road #16, Goodland, KS

Burlington (a\k\a Bethune)                                           32353 County Rd. 40, Burlington, CO
                                                                     80805

Flagler                                                              7250 County Rd. HH, Flagler, CO 80815

Woodrow                                                              1018 HIGHWAY 71, Woodrow, CO 80757

Strasburg                                                            2598 S County Rd., 157, Strasburg, CO
                                                                     80136

PTLD - SCRM

PORTLAND, OR                                PORTLAND POP - 707 SW WASHINGTON ST., 4TH FL., SUITE 410,
                                            PORTLAND, OR 97205

SCRM - SLKC

SACRAMENTO, CA                              SACRAMENTO POP II - 770 L. ST., SUITE 120, SACRAMENTO, CA 95814

Auburn Alt.                                                          1725 Auburn Ravine Road, Auburn, CA
                                                                     95603

Blue Canyon                                                          Blue Canyon Exit off I-80, Blue
                                                                     Canyon, CA 95714

Truckee                                                              10136 Hirshdale Road, Truckee, CA
                                                                     96161

RENO, NV                                    RENO POP - 220 GARDNER ST., RENO, NV 89503

Hot Springs Flat (a\k\a Fallon)                                      Exit 65 off I-80, Nightingale Rd.,
                                                                     Fallon, NV 89406

Lovelock                                                             55 Cornell Avenue, Lovelock, NV 89419

Mill City (a\k\a Imlay)                                              Exit 149 on I-80, Lot 14, Block B
                                                                     Mill City Acres, Imlay, NV 89418

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FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1

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

Golconda Butte (a\k\a Winnemucca)                                    Exit 187 off I-80, North of
                                                                     interchange, Winnemucca, NV 89445

Snow Gulch                                                           Exit 222 off I-80, 1.9 miles North of
                                                                     Access, Snow Gulch, NV 89444

Dunphy (a\k\a Eureka)                                                Exit 254 off I-80 North, East 3.5
                                                                     miles, Eureka, NV 89821

Hunter (a\k\a McGill)                                                Exit 292 off I-80, North of
                                                                     intersection, then East, McGill, NV
                                                                     89318

Deeth (a\k\a Elko)                                                   Exit 333 off I-80, 5 miles East on North
                                                                     Frontage Rd, Elko, NV 89835

Oasis                                                                Exit 380 off I-80, Oasis, NV 89830

Wendover                                                             3131 East Frontage Road, Wendover, UT
                                                                     84083

Barrow                                                               9.5 miles West of I-80, Barro, UT
                                                                     84083

Timpie (a\k\a Tooele)                                                15516 West Rowley Road, Tooele, UT
                                                                     84022


SALT LAKE CITY, UT                          SALT LAKE CITY POP - 5035 HAROLD GATTY DRIVE, SALT LAKE CITY,
                                            UT 84116

HSTN - ATLN

HOUSTON, TX                                 1124 HARDY STREET, HOUSTON, TX 77020

Kingwood (a\k\a Huffman or Harris)                                   33902 Huffman-Cleveland R, Huffman,
                                                                     TX 77336

Sour Lake (a\k\a Hardin)                                             29979 Highway 105, Sour Lake, TX 77659

Buna (a\k\a Jasper)                                                  Hwy 62 South, Buna, TX 77612

Ragley (a\k\a Beauregard)                                            17329 Hwy 171 North, Ragley, LA 70657

Basile (a\k\a Evangeline)                                            1919 Hunter Rd., Basile, LA 70515

Port Barre (a\k\a St. Landre or Washington)                          2343 Highway 359, Washington, LA 70589

Zachary Jct. (a\k\a Feliciana or Jackson)                            1479 A Highway 964, Jackson, LA 70748

SPUR TO NEW ORLEANS, LA

Greensburg (a\k\a St. Helena)                                        Hwy 43 North, Greensburg, LA 70441

Tylertown (a\k\a Walthall)                                           967 Hwy 583, Tylertown, MS 39667

Seminary (a\k\a Covington Co.)                                       11 Kelly Creek Road, Seminary, MS
                                                                     39479

SPUR TO JACKSON, MS

Laurel (a\k\a Jasper or Sandersville)                                1666 Bonner Road, Sandersville, MS
                                                                     39477

Quitman (a\k\a Jasper Co.)                                           240 Vyvx Lane, Quitman, MS 39955

Linden (a\k\a Merengo or Sweetwater)                                 Hwy 69 South, Sweetwater, AL 36782

Selma (a\k\a Dallas Co. or Browns)                                   1713 County Road 179, Browns, AL 36724

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FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1

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

Clanton (a\k\a Chilton or Billingsley)                               4521 Chilton Road #352, Billingsley,
                                                                     AL 36006

SPUR TO BIRMINGHAM, AL

Alexander City (a\k\a Coosa or Kellyton)                             250 Highway 9, Kellyton, AL 35089

Wadley (a\k\a Randolph Co.)                                          1140 County Rd 41, Wadley, AL 36276

Newnan (a\k\a Coweta Co.)                                            65 Mayo Royal Road, Newnan, GA 30263

MPLS - KSCY

MINNEAPOLIS, MN                             511 11TH AVE. SOUTH, SUITE 201, MINNEAPOLIS, MN

Northfield                                                           6730 320th Street West, Northfield,
                                                                     MN 55057

Owantonna (a\k\a Hope)                                               6391 SW 68th Street, Owantonna, MN
                                                                     55060

Hanlon Town (a\k\a Tenold)                                           807 435th Street, Hanlon Town, IA
                                                                     50444

Latimer                                                              1825 Finch Avenue, latimer, IA 50452

Roland                                                               12951 610th Avenue, Roland, IA 50236

DES MOINES, IA                              DES MOINES POP - 4500B CARLISLE ROAD, DES MOINES, IA 50317

Osceola                                                              2241-B US Highway 69, Osceola, IA
                                                                     50213

Ridgeway                                                             20469 W. 230th Place, Ridgeway, MO
                                                                     64481

Maysville (a\k\a Weathersby)                                         99 Southeast Dallas Road, Weathersby,
                                                                     MO 64497

Plattsburgh (a\k\a Lilly)                                            2821 Southwest Street, Plattsburg, MO
                                                                     64497

SCRM - SNFC

SACRAMENTO, CA                              SACRAMENTO POP II - 1005 'B' STREET, SACRAMENTO, CA 95814

Bay Point                                                            487 Canal Road, Bay Point, CA 94565

Creed                                                                6732 Creed Road, Suisin City, 94585

SAN FRANCISCO, CA                           SAN FRANCISCO POP - 200 PAUL ST., 4TH FLOOR, SAN FRANCISCO, CA
                                            94124

CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1